DREYFUS INVESTMENT GRADE FUNDS, INC.
Dreyfus Intermediate Term Income Fund

On February 5, 2008, Dreyfus Investment Grade Funds, Inc. – Dreyfus Intermediate Term Income Fund (the "Fund") purchased $59,850 in Lehman Bros Hldg 7.95% Perpetual Preferred - Cusip # 52520W317 (the "Bonds"). The Bonds were purchased from BNY Capital Markets, LLC, a member of the underwriting syndicate offering the Bonds, from their own account. BNY Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. The following is a list of the syndicate's primary members:

BNY Capital Markets, LLC
Lehman Brothers & Co.
Citi
Bank of America
Merrill Lynch & Co.
Morgan Stanley
UBS Investment Bank
Wachovia Securities
RBC Capital Markets
SunTrust Robinson Humphrey
Wells Fargo Securities
Bank of New York Mellon

Accompanying this statement are materials presented to the Board of Directors of Dreyfus Investment Grade Funds, Inc.- Dreyfus Intermediate Term Income Fund, which determined that the purchase had been effected in compliance with the Fund's Rule 10f-3 Procedures, at the Fund's Board meeting held on April 29, 2008.

EXHIBIT C

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **Dreyfus Intermediate Term Income Fund**
2. Anticipated Purchase Date: **02/05/2008**
3. Total Net Assets of Account/Fund: **$689,894,159**
4. Type and Description of Security to be Purchased: **Lehman Bros Hldg 7.95 Perpetual Preferred**
5. Credit Rating of Security (Rating/Rating Agency): **A1/Moody's A-/S&P A+/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Lehman Brothers; & Co; Citi; Bank of America; Merrill Lynch & Co; Morgan Stanley; UBS Investment Bank; Wachovia Securities; RBC Capital Markets; Suntrust Robinson Humphrey; Wells Faro Securities; Bank of New York Mellon**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Capital Markets Inc**
8. Issue Size: **75,900,000**
9. CUSIP: **52520W317**
10. Amount Purchased by Account/Fund: **59,850**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.08%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **< 0.01%**
13. Purchase Price of Securities (if at par, so state): **25.00**
14. Commission/Spread Received by Principal Underwriters: **0.7875%**
15. Yield (as applicable): **7.95%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: **7.95%**
17. The Affiliated Purchase Should be Reported to the BOD of whichh Entities: Mellon Bank, N.A.______; MTONE______; Mellon Private Trust Co. N. A. __________;Other (Describe) **Dreyfus Fund Board** ;

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) ☒

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) **Standish Mellon Asset Management**

AND

LOB Portfolio Manager Name (Print) **Kent Wosepka** Signature [signature] Date 2/8/2008

AND

LOB CIO/COO Name (Print) **Brian Flaherty** Signature [signature] Date 2/10/2008

AND

Chief Compliance Officer Name (Print) **Kelly Mahoney** Signature [signature] Date 2/10/2008

cc: **Nicholas M. Rotunno Phone 412-234-6382 Fiduciary Risk Management (151-0947)**

Dreyfus

Certifications

CCO Certification		
I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies. *I attest that:* ➤ The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown. ➤ The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown. ➤ My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures. ➤ My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable. ➤ Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.		
	Joseph W. Connolly *Chief Compliance Officer* Dreyfus Funds	4/15/08

DREYFUS INVESTMENT GRADE FUNDS, INC.
Dreyfus Premier Short Term Income Fund

On May 13, 2008, Dreyfus Investment Grade Funds, Inc. – Dreyfus Premier Short Term Income Fund (the "Fund") purchased $680,000 in Columbus Southern Power 6.05% 05/01/2018 - Cusip # 199575AW1 (the "Bonds"). The Bonds were purchased from BNY Capital Markets, LLC, a member of the underwriting syndicate offering the Bonds, from their own account. BNY Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. The following is a list of the syndicate's primary members:

BNY Capital Markets, LLC
Fifth Third Securities, Inc.
Goldman, Sachs & Co.
NatCity Investments, Inc.
Lehman Brothers
SunTrust Robinson Humphrey

Accompanying this statement are materials presented to the Board of Directors of Dreyfus Investment Grade Funds, Inc.-Dreyfus Premier Short Term Income Fund, which determined that the purchase had been effected in compliance with the Fund's Rule 10f-3 Procedures, at the Fund's Board meeting held on July 17, 2008.

EXHIBIT C

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **Dreyfus Premier Short Term Income Fund**
2. Anticipated Purchase Date: **5/13/2008**
3. Total Net Assets of Account/Fund: **$223,686,891**
4. Type and Description of Security to be Purchased: **Columbus Southern Power 6.05% 5/01/2018**
5. Credit Rating of Security (Rating/Rating Agency): **A3/Moody's BBB/S&P A-/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Goldman Sachs**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Capital Markets Inc.**
8. Issue Size: **350,000,000**
9. CUSIP: **199575AW1**
10. Amount Purchased by Account/Fund: **680,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.15%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.24%**
13. Purchase Price of Securities (if at par, so state): **99.774**
14. Commission/Spread Received by Principal Underwriters: **0.650%**
15. Yield (as applicable): **6.081%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **6.081%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.______; MTONE_______; Mellon Private Trust Co. N. A. ________;Other (Describe) **Dreyfus Fund Board**

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) ☒

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) **Standish Mellon Asset Management**

AND

LOB Portfolio Manager Name (Print) David Rowker Signature [signature] Date 6/17/08

AND

LOB CIO/COO Name (Print) **Brian Flaherty** Signature [signature] Date 6/17/08

AND

Chief Compliance Officer Name (Print) **Kelly Mahoney** Signature Kelly Maloney Date 5/15/08

cc: **Nicholas M. Rotunno Phone 412-234-6382 Fiduciary Risk Management (151-0947)**
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

DREYFUS INVESTMENT GRADE FUNDS, INC.
Dreyfus Premier Short Term Income Fund

On May 29, 2008, Dreyfus Investment Grade Funds, Inc. – Dreyfus Premier Short Term Income Fund (the "Fund") purchased $295,000 in Cox Communications Inc. 6.25% 06/01/2018-Cusip # 224044BS5 (the "Bonds"). The Bonds were purchased from BNY Capital Markets, LLC, a member of the underwriting syndicate offering the Bonds, from their own account. BNY Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. The following is a list of the syndicate's primary members:

BNY Capital Markets, LLC
Citigroup Global Markets Inc.
Barclays Capital
Deutsche Bank Securities
JP Morgan
Lehman Brothers
Mitsubishi UFJ Securities
Wachovia Securities Inc.

Accompanying this statement are materials presented to the Board of Directors of Dreyfus Investment Grade Funds, Inc.- Dreyfus Premier Short Term Income Fund, which determined that the purchase had been effected in compliance with the Fund's Rule 10f-3 Procedures, at the Fund's Board meeting held on July 17, 2008.

EXHIBIT C

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **Dreyfus Premier Short Term Income**
2. Anticipated Purchase Date: **5/29/2008**
3. Total Net Assets of Account/Fund: **$224,791,518**
4. Type and Description of Security to be Purchased: **Cox Communications Inc 6.25% 06/01/2018**
5. Credit Rating of Security (Rating/Rating Agency): **Baa3/Moody's BBB-/S&P BBB/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **JP Morgan**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Capital Markets Inc.**
8. Issue Size: **750,000,000**
9. CUSIP: **224044BS5**
10. Amount Purchased by Account/Fund: **295,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.04%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.13%**
13. Purchase Price of Securities (if at par, so state): **99.605**
14. Commission/Spread Received by Principal Underwriters: **0.650%**
15. Yield (as applicable): **6.304%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **6.304%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A._______; MTONE_______; Mellon Private Trust Co. N. A. ________;Other (Describe) **Dreyfus Fund Board**

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) **Standish Mellon Asset Management**
AND
LOB Portfolio Manager Name (Print) David Bowser Signature [signature] 6/17/08
AND
LOB CIO/COO Name (Print) **Brian Flaherty** Signature [signature] Date 6/17/08
AND
Chief Compliance Officer Name (Print) **Kelly Mahoney** Signature [signature] Date 5/29/08

cc: **Nicholas M. Rotunno Phone 412-234-6382 Fiduciary Risk Management (151-0947)**
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

DREYFUS INVESTMENT GRADE FUNDS, INC.
Dreyfus Intermediate Term Income Fund

On May 29, 2008, Dreyfus Investment Grade Funds, Inc. – Dreyfus Intermediate Term Income Fund (the "Fund") purchased $1,910,000 in Cox Communications Inc. 6.25% 06/01/2018-Cusip # 224044BS5 (the "Bonds"). The Bonds were purchased from BNY Capital Markets, LLC, a member of the underwriting syndicate offering the Bonds, from their own account. BNY Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. The following is a list of the syndicate's primary members:

BNY Capital Markets, LLC
Citigroup Global Markets Inc.
Barclays Capital
Deutsche Bank Securities
JP Morgan
Lehman Brothers
Mitsubishi UFJ Securities
Wachovia Securities Inc.

Accompanying this statement are materials presented to the Board of Directors of Dreyfus Investment Grade Funds, Inc.- Dreyfus Intermediate Term Income Fund, which determined that the purchase had been effected in compliance with the Fund's Rule 10f-3 Procedures, at the Fund's Board meeting held on July 17, 2008.

EXHIBIT C

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **Dreyfus Intermediate Term Income Fund**
2. Anticipated Purchase Date: **5/29/2008**
3. Total Net Assets of Account/Fund: **$1,433,632,329**
4. Type and Description of Security to be Purchased: **Cox Communications Inc 6.25% 06/01/2018**
5. Credit Rating of Security (Rating/Rating Agency): **Baa3/Moody's BBB-/S&P BBB/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **JP Morgan**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Capital Markets Inc.**
8. Issue Size: **750,000,000**
9. CUSIP: **224044BS5**
10. Amount Purchased by Account/Fund: **1,910,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.25%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.13%**
13. Purchase Price of Securities (if at par, so state): **99.605**
14. Commission/Spread Received by Principal Underwriters: **0.650%**
15. Yield (as applicable): **6.304%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **6.304%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.______; MTONE______; Mellon Private Trust Co. N. A. ______;Other (Describe) **Dreyfus Fund Board**;

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) **Standish Mellon Asset Management**
AND
LOB Portfolio Manager Name (Print) Kent Wesepka Signature [signature] Date 6/17/08
AND
LOB CIO/COO Name (Print) **Brian Flaherty** Signature [signature] Date 6/17/08
AND
Chief Compliance Officer Name (Print) **Kelly Mahoney** Signature Kelly Mahoney Date 5/29/08

cc: Nicholas M. Rotunno Phone 412-234-6382 Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

Dreyfus

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	7/11/08